SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 31, 2001


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                                NUCOR CORPORATION
             (Exact name of Registrant as specified in its charter)



           DELAWARE                      1-4119                 13-1860817
        (State or other         (Commission File Number)     (I.R.S. Employer
jurisdiction of incorporation)                            Identification Number)

        2100 Rexford Road
    Charlotte, North Carolina
      (Address of principal                                     28211
       executive offices)                                    (Zip code)

       Registrant's telephone number, including area code: (704) 366-7000

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)
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Item 5.    Other Events and Regulation FD Disclosure.

         The contents of the Press Release of Nucor Corporation dated March 19, 2001, which is attached to this Report as Exhibit 99, are incorporated herein by reference. The transaction described therein closed on March 31, 2001.


Item 7.  Financial Statements and Exhibits.

         (c)  Exhibits.

         Exhibit No.     Description
         -----------     -----------

         99              Press Release of Nucor Corporation dated March 19, 2001



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   NUCOR CORPORATION


                                   By:
                                       ----------------------------------------
                                   Name: Terry S. Lisenby
                                         --------------------------------------
                                   Its:  Chief Financial Officer
                                        ---------------------------------------

                                   Date:  April 5, 2001




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                                INDEX TO EXHIBITS


         Exhibit No.    Description
         -----------    -----------

         99             Press Release of Nucor Corporation dated March 19, 2001




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